EXHIBIT 99.4

CFO CERTIFICATION UNDER 906 OF THE SARBANES-OXLEY ACT

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of FPB Bancorp, Inc. on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Nancy Aumack, Chief Financial Officer of FPB Bancorp, Inc., certify, pursuant to 18 U.S.C.§ 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First Peoples Bank as of and for the period covered by the report.

Date:	March 26, 2003	By:	/s/ Nancy Aumack

Nancy Aumack, Chief Financial Officer